                                                                    Exhibit 24.1
                               POWER OF ATTORNEY


     Each person whose signature appears below constitutes and appoints William
M. Elliott, Stephanie G. Heim and David J. McKittrick and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 together with any or all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                     TITLE                                        DATE

/s/ THEODORE W. WAITT         Chairman of the Board and Chief              July 23, 1997
----------------------
Theodore W. Waitt             Executive Officer (Principal
                              Executive Officer and Director)


/s/ RICHARD D. SNYDER         President, Chief Operating Officer           July 23, 1997
----------------------
Richard D. Snyder             and Director


/s/ CHARLES G. CAREY          Director                                     July 23, 1997
----------------------
Charles G. Carey


/s/ JAMES W. CRAVENS          Director                                     July 23, 1997
----------------------
James W. Cravens


/s/ GEORGE H. KRAUSS          Director                                     July 23, 1997
----------------------
George H. Krauss


/s/ DOUGLAS L. LACEY          Director                                     July 23, 1997
----------------------
Douglas L. Lacey


/s/ JAMES F. MCCANN           Director                                     July 23, 1997
----------------------
James F. McCann